Exhibit 10.7.1

AMENDMENT NO. 1 TO

PLACEMENT UNIT PURCHASE AGREEMENT

This Amendment No. 1 to Placement Unit Purchase Agreement (this “Amendment”) is made as of February 10, 2023, by and between Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), having its principal place of business at 78 SW 7th Street Suite 500, Miami, FL 33130, and Vision Sensing LLC, a Delaware limited liability company (the “Subscriber”), having its principal place of business at 78 SW 7th Street Suite 500, Miami, FL 33130.

WHEREAS, the Company and the Subscriber are parties to that certain Placement Unit Purchase Agreement dated November 1, 2021 (the “Original Agreement”), and the Company, and the Subscriber desire to amend the Original Agreement as set forth below;

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment and intending to be legally bound hereby, the Company and the Subscriber hereby agree as follows:

1.	Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings ascribed to such terms in the Original Agreement. From and after the date of the Amendment, references to the Agreement shall mean the Original Agreement as amended by this Amendment.

2.	Amendment Section 8.1 of the Original Agreement. Section 8.1 of the Original Agreement is hereby deleted and replaced in its entirety with the following new Section 8.1:

8.1 The Units and their component parts are substantially identical to the units to be offered in the IPO except that: (i) the Units and component parts are subject to the transfer restrictions described in the Insider Letter and (ii) the Units and component parts are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after the expiration of the lockup described above in clause (i) and they are registered pursuant to the Registration Rights Agreement to be signed on or before the date of the Prospectus or an exemption from registration is available.

3.	No other Amendments. The Original Agreement remains in full force and effect and is unamended except as explicitly set forth in this Amendment.

4.	Governing Law. This Amendment shall be deemed to have been executed and to be performed within the State of New York, and all claims or causes of action based upon, arising out of, or related to this Amendment or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

5.	Counterparts; Electronic Execution. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment (including, without limitation, any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable Law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Signatures on following page.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

VISION SENSING ACQUISITION CORP.

By:	/s/ George Peter Sobek
Name:	George Peter Sobek
Title:	Chairman and Chief Executive Officer

SUBSCRIBER:

VISION SENSING LLC

By:	/s/ George Cho Yiu So
Name:	George Cho Yiu So
Title:	Managing Member

Signature Page to Amendment No. 1 to

Placement Unit Purchase Agreement